Exhibit 10.6




                                  SUPPLEMENT TO
                          SUBSIDIARY GUARANTY AGREEMENT
                          -----------------------------


     THIS SUPPLEMENT TO SUBSIDIARY GUARANTY AGREEMENT (this "Supplement"), dated as of July 22 , 1996, made by TWENTY-FIRST CENTURY METALS, INC., an Illinois corporation (whether one or more, collectively, the "Additional Guarantor"), in favor of SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, a national banking association, individually and in its capacity as agent for Lenders at any time parties to the Loan Agreement (as hereinafter defined) (the "Agent") and each assignee thereof becoming a "Lender" as provided therein (the "Lenders"; the Lenders and the Agent being collectively referred to herein as the "Guaranteed Parties").


                              W I T N E S S E T H:
                              --------------------


     WHEREAS, CONSOLIDATED STAINLESS, INC., a Delaware corporation (the "Borrower"), the Lenders and the Agent are parties to a Revolving Line of Credit and Term Loan Agreement, dated as of January 22, 1996 (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lenders have made commitments to make loans to the Borrower;

     WHEREAS, certain Subsidiaries (the "Subsidiary Guarantors") of the Borrower have executed and delivered a Subsidiary Guaranty Agreement dated as of January 22, 1996 (the "Subsidiary Guaranty") pursuant to which the Subsidiary Guarantors have agreed to guarantee all of the obligations of the Borrower under the Loan Agreement and the other Credit Documents (as defined in the Loan Agreement);

     WHEREAS, the Borrower, the Subsidiary Guarantors and the Additional Guarantor share an identity of interests as members of a consolidated group of companies engaged in substantially similar businesses; the Borrower provides certain centralized financial, accounting and management services to the Additional Guarantor; the making of the loans will facilitate expansion and enhance the overall financial strength and stability of the Borrower's corporate group, including the Additional Guarantor; and by virtue of intercompany advances and loans, the financial accommodations to the Borrower under the Loan Agreement shall inure to the direct and material benefit of the Additional Guarantor; and

     WHEREAS, it is a condition subsequent to the Lenders', obligation to make Loans to the Borrower under the Loan Agreement



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that the Additional Guarantor execute and deliver to the Agent this Supplement, and the Additional Guarantor desires to execute and deliver this Supplement to satisfy such condition subsequent;

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make the Loans to the Borrower under the Loan Agreement, the Additional Guarantor hereby agrees as follows:

     1. Defined Terms. Capitalized terms not otherwise defined herein which are
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used in the Subsidiary Guaranty are used herein with the meanings given to such terms in the Subsidiary Guaranty and any capitalized terms not otherwise defined herein which are used in the Loan Agreement are used herein with the meanings given to such terms in the Loan Agreement.

     2. Additional Guarantor. The Additional Guarantor agrees that it shall be
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and become a Guarantor for all purposes of the Subsidiary Guaranty and shall be fully liable thereunder to the Agent and the other Guaranteed Parties to the same extent and with the same effect as though the Additional Guarantor had been one of the Guarantors originally executing and delivering the Subsidiary Guaranty. Without limiting the foregoing, the Additional Guarantor hereby jointly and severally (with respect to the guaranties made by the Subsidiary Guarantors under the Subsidiary Guaranty), irrevocably and unconditionally, guarantees the punctual and full payment when due, whether at stated maturity by acceleration or otherwise, of all Loans and all other Obligations owing by the Borrower to the Lenders and the Agent, or any of them, jointly or severally, under the Loan Agreement, the Notes and the other Credit Documents, including all renewals, extensions, modifications and refinancings thereof, now or hereafter owing, whether for principal, interest, fees, expenses or otherwise, and any and all reasonable out-of-pocket expenses (including reasonable attorneys' fees actually incurred and reasonable out-of-pocket expenses whether suit be brought or not, including reasonable attorneys' fees, costs and expenses if an appeal is taken) incurred by the Agent or any other Guaranteed Party in enforcing any rights under the Subsidiary Guaranty (as supplemented hereby), subject, however, to the limitations expressly provided in the Subsidiary Guaranty in Section 15 thereof. All references in the Subsidiary Guaranty to "Guarantors" or any "Guarantor", shall be deemed to include and to refer to the Additional Guarantor.


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



     3. Governing Law; Submission to Jurisdiction; Full Faith and Credit; Waiver
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of Jury Trial.
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     (a) THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER
SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE
OF FLORIDA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

     (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SUPPLEMENT, THE SUBSIDIARY GUARANTY OR OTHERWISE RELATED HERETO MAY BE BROUGHT IN THE CIRCUIT COURT OF SEMINOLE COUNTY OF THE STATE OF FLORIDA OR IN THE DISTRICT COURT OF THE UNITED STATES OF AMERICA FOR THE MIDDLE DISTRICT OF FLORIDA, AND, BY EXECUTION AND DELIVERY OF THIS SUPPLEMENT, THE ADDITIONAL GUARANTOR HEREBY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE JURISDICTION OF THE AFORESAID COURTS SOLELY FOR THE PURPOSE OF ADJUDICATING ITS RIGHTS OR THE RIGHTS OF THE AGENT OR OTHER GUARANTEED PARTIES WITH RESPECT TO THIS SUPPLEMENT, THE SUBSIDIARY GUARANTY OR ANY DOCUMENT RELATED HERETO. THE ADDITIONAL GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS IN RESPECT OF THIS SUPPLEMENT, THE SUBSIDIARY GUARANTY OR ANY DOCUMENT RELATED THERETO. NOTHING HEREIN SHALL AFFECT THE RIGHT OF SUCH AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE ADDITIONAL GUARANTOR IN ANY OTHER JURISDICTION.

     (c) TO THE EXTENT THAT ANY GUARANTEED PARTY OBTAINS ANY JUDGMENT AGAINST THE ADDITIONAL GUARANTOR UNDER THIS SUPPLEMENT AND THE SUBSIDIARY GUARANTY, THE ADDITIONAL GUARANTOR DOES HEREBY AGREE THAT SUCH JUDGMENT SHALL BE ENTITLED TO "FULL FAITH AND CREDIT" WITH THE SAME FORCE AND EFFECT AS IF SUCH JUDGMENT WAS RENDERED AGAINST SUCH ADDITIONAL GUARANTOR BY A COURT OR OTHER TRIBUNAL LOCATED IN THE DOMICILE OF SUCH ADDITIONAL GUARANTOR, IF DIFFERENT FROM THAT IN WHICH SUCH JUDGMENT IS RENDERED. THE ADDITIONAL GUARANTOR HEREBY AGREES TO THE VALIDITY AND ENFORCEABILITY OF ANY SUCH JUDGMENT AND SHALL NOT SEEK TO CHALLENGE OR "GO BEHIND" THE FACE OF SUCH JUDGMENT.

     (d) TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE ADDITIONAL GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS SUPPLEMENT, THE SUBSIDIARY GUARANTY OR ANY OTHER CREDIT DOCUMENT OR ANY MATTER ARISING IN CONNECTION HEREUNDER OR THEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE GUARANTEED PARTIES TO EXTEND CREDIT TO OR OTHERWISE BECOME OR REMAIN A CREDITOR OF THE BORROWER. FURTHER, GUARANTORS HEREBY

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


CERTIFY THAT NO REPRESENTATIVE OR AGENT OF THE GUARANTEED PARTIES NOR ANY COUNSEL FOR THE GUARANTEED PARTIES HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE GUARANTEED PARTIES WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT OF JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE GUARANTEED PARTIES NOR COUNSEL FOR THE GUARANTEED PARTIES HAS THE AUTHORITY TO WAIVE, CONDITION OR MODIFY THIS PROVISION.

     IN WITNESS WHEREOF, the Additional Guarantor has caused this Supplement to be duly executed and delivered under seal by its duly authorized officers as of the date first above written.


Address for Notices:       ADDITIONAL GUARANTOR:
- --------------------       ---------------------

                           TWENTY-FIRST CENTURY METALS, INC.
990 Lunt Street
Elk Grove Village,         By:_______________________________
Illinois  60007               Ronald J. Adams, President



                           Attest:___________________________
                                  Daniel A. Rashy,
                                  Secretary

                                         [CORPORATE SEAL]

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